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                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                     RAMIPRIL APPLICATION LICENSE AGREEMENT

          This RAMIPRIL APPLICATION LICENSE AGREEMENT ("Agreement") is entered into as of the 12th day of February, 2006 (the "Effective Date") among Arrow International Limited, a corporation organized under the laws of the Republic of Malta with its principal place of business at 57 St. Christopher Street, Valletta VLT 08, Malta ("Arrow"), Robin Hood Holdings Limited, a corporation organized under the laws of Malta with its principal place of business at 57 St. Christopher Street, Valletta VLT 08, Malta ("Robin Hood"), King Pharmaceuticals Research and Development, Inc., a corporation organized under the laws of Delaware with its principal place of business at 4000 CentreGreen Way, Suite 300, Cary, North Carolina USA ("King R&D"), and King Pharmaceuticals, Inc., a corporation organized under the laws of Tennessee with its principal place of business at 501 Fifth Avenue, Bristol, Tennessee 37620 USA ("King"). Arrow and Robin Hood, on the one hand, and King R&D and King, on the other hand, are sometimes referred to individually as a "Party" and collectively as the "Parties."

          WHEREAS, King is considering developing various pharmaceutical formulations with Ramipril as the sole active ingredient; and

          WHEREAS, Arrow is the owner of Application Number [***] relating to [***] which was filed with the FDA ("Ramipril Application," as further defined in Appendix A); and

          WHEREAS, Arrow owns or controls certain know-how relating to [***] ("Ramipril Know-How," as further defined in Appendix A); and

          WHEREAS, King wishes to license the Ramipril Application and Ramipril Know-How to use, Market, offer for sale, sell, import, distribute and manufacture [***] in the Territory, all on the terms and conditions set forth herein; and

          WHEREAS, Arrow wishes to grant King such a license, as well as an exclusive option to acquire Arrow's entire right, title and interest to the Ramipril Application and any future filed Amended Ramipril Application on the terms and conditions set forth herein.

          NOW THEREFORE, for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged:

1.   DEFINITIONS

          All defined terms have the meaning set forth in Appendix A hereto, which is hereby incorporated by reference in its entirety.

2.   LICENSE GRANT

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     2.1 Application License. Subject to the terms and conditions of this
Agreement, Arrow and its Affiliates hereby grant King and King's Affiliates, during the Term, an exclusive (even as to Arrow and its Affiliates, except as set forth in Section 2.3) right, with the right to sublicense the Ramipril Application and Amended Ramipril Application only (expressly including any Ramipril Know-How, to the extent embodied therein but not to the extent any such Ramipril Know-How is not embodied in such Ramipril Application or Amended Ramipril Application), under the Ramipril Application, the Amended Ramipril Application and the Ramipril Know-How, to use, offer for sale, Market, sell, import and distribute [***] in the Territory. Any sublicensees of King and its Affiliates hereunder must agree to be bound by the terms and conditions of this Agreement as they apply to King and its Affiliates. Except to the extent otherwise set forth in this Agreement, or in Section 4.2 of the Product Supply Agreement, this license shall in no way be construed to grant King the right to manufacture, make or have made [***] anywhere in the world.

     2.2 Grant of Manufacturing Rights. Arrow and its Affiliates hereby grants to King and its Affiliates, during the Term, an exclusive (except as to Arrow and its Affiliates) right, with the right to sublicense, under the Ramipril Application, the Amended Ramipril Application and the Ramipril Know-How solely to manufacture [***], provided that such [***] may be sold only in the Territory, and provided further that such license shall be subject to the terms and conditions of this Agreement and shall be exercisable only (a) on the occurrence of any of the events identified in Section 4.2 of the Product Supply Agreement or (b) in the event the Product Supply Agreement is terminated by King for Arrow's material breach. At King's reasonable request, Arrow and its Affiliates shall cooperate with King in effecting a Tech Transfer to King and King's Affiliates with respect to [***]. Each Party shall bear its own costs in connection with any Tech Transfer.

     2.3 Reservation of Rights. Arrow and its Affiliates shall maintain ownership of the Ramipril Application, the Amended Ramipril Application and the Ramipril Know-How, unless and until King elects to exercise its option as set forth in Section 2.4 hereof, and except as otherwise expressly set forth herein, King is not granted any assignment or rights and any and all implied licenses are hereby disclaimed. Arrow and its Affiliates shall, as and to the extent Arrow or its Affiliates remain the owner of the Ramipril Application and/or Amended Ramipril Application, comply with all Applicable Laws with regard to such applications. Arrow shall retain rights under the Ramipril Application, the Amended Ramipril Application and the Ramipril Know-How to the extent necessary to permit Arrow to perform its obligations to King and King's Affiliates as set forth in this Agreement and any other agreement entered into between or among Arrow or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***] provided, however, that with respect to the Ramipril Application and the Amended Ramipril Application, such reservation of rights shall automatically and immediately cease if and when King exercises its option pursuant to Section 2.4 hereof, and effective upon such exercise by King, King grants to Arrow a license under the Ramipril Application and the Amended Ramipril Application to the extent necessary to permit Arrow to perform its obligations to King and King's Affiliates as set forth in this Agreement and any other agreement entered into between or among Arrow or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***].

 PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
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     2.4 Option to Acquire. Subject to the terms and conditions of this
Agreement and Applicable Law, Arrow and its Affiliates hereby grant King an exclusive option exercisable upon Regulatory Approval of the Ramipril Application or any Amended Ramipril Application to acquire Arrow's and Arrow's Affiliates' entire right, title and interest to the Ramipril Application and any Amended Ramipril Application held by Arrow and its Affiliates, free and clear of all Encumbrances. Neither Arrow nor any Affiliate thereof shall grant to any Third Party any right, title, interest or option with respect to the Ramipril Application or the Amended Ramipril Application, and shall retain all right, title and interest in same. Arrow shall provide King with notice of tentative Regulatory Approval of the Ramipril Application or of the Amended Ramipril Application within [***] of receiving same. King may exercise its option, subject to Applicable Law, by providing, within [***] of receipt by King of such notice from Arrow, written notice to Arrow of its election to so exercise the option and payment to Arrow of U.S. Dollars ("USD") $[***]. After exercising its option, King as owner of the Ramipril Application and/or Amended Ramipril Application shall comply with all Applicable Laws with regard to such applications. Notwithstanding King's option right, as set forth in this Section 2.4, King's acquisition of the Ramipril Application and the Amended Ramipril Application shall constitute a transfer of title of same, and of all rights and interests derived from any Regulatory Authority with respect to same, but shall not operate to transfer title to King with respect to any Ramipril Know-How contained in either of same, and King's rights to such Ramipril Know-How shall at all times be subject to and governed by Sections 2.1 and 2.2 hereof.

     2.5 Delivery. Within [***] of the Effective Date, Arrow shall deliver to King one complete copy of the Ramipril Application and Arrow shall promptly provide King with copies of all submissions made by Arrow or any Affiliate thereof or received by Arrow or any Affiliate thereof from any Regulatory Authority or other Third Party in connection with the Ramipril Application or the Amended Ramipril Application during the Term of this Agreement. At King's reasonable request, Arrow and its Affiliates shall promptly provide such additional written or other tangible materials in Arrow's or its Affiliates' possession that may be necessary or helpful to enable King to make use of the Ramipril Application or the Amended Ramipril Application as authorized hereunder.

     2.6 Understanding Regarding Third Parties.

          (a) Relevant Third Party License. Arrow and/or its Affiliates are currently parties to one or more agreements with Third Parties relating to [***], as previously disclosed to King. Upon notification by King, Arrow shall approach such Third Party(ies), currently party(ies) to an agreement with Arrow or its Affiliates, identified by King, either orally or in writing, who holds or may hold intellectual property rights relevant to [***] in the Territory ("Relevant Third Party") in order to negotiate in good faith to secure a license from any such Relevant Third Party, to the extent Arrow's Pre-Existing Relevant Third Party Agreements do not already provide King and King's Affiliates with such rights. Arrow shall, or shall cause its Affiliates, to use commercially reasonable efforts, at Arrow's expense, to secure a license from any such Relevant Third Party, in writing, to the extent Arrow's Pre-Existing Relevant Third Party Agreements do not already provide King and King's Affiliates with such rights, which license shall be effective to convey to King and its Affiliates any and all rights under such Relevant Third Party's intellectual property that may be necessary to enable King and its Affiliates legally to use, Market, sell, offer for sale, import, distribute and make


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  SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
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[***] in the Territory in accordance with the terms and conditions of this
Agreement, and any other agreement entered into between or among Arrow or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***] ("Relevant Third Party License"). In the event Arrow fails to use such commercially reasonable efforts, as set forth in the immediately preceding sentence, King's sole remedy hereunder shall be as specified in
Section 5.3 below.

          (b) Efforts Regarding Relevant Third Party License Exclusivity. Upon notification by King of a Relevant Third Party, Arrow shall approach such Relevant Third Party in order to negotiate in good faith to obtain exclusive intellectual property rights under a Relevant Third Party License. Arrow shall, in consultation with King, use commercially reasonable efforts to secure for King and King's Affiliates exclusive intellectual property rights in the Territory under any Relevant Third Party Licenses, to the extent Arrow's Pre-Existing Relevant Third Party Agreements do not already provide King and King's Affiliates with such exclusivity. In the event Arrow fails to use such commercially reasonable efforts, as set forth in the immediately preceding sentence, King's sole remedy hereunder shall be to launch, in the Territory, a [***] that is a [***].

          (c) Fulfillment and Observance of Certain Obligations to Relevant Third Parties. Notwithstanding anything to the contrary herein, King acknowledges and agrees that Arrow and/or its Affiliates are subject to certain obligations under its pre-existing agreements with Relevant Third Parties ("Pre-Existing Relevant Third Party Agreements"). Arrow shall not amend, terminate or cause to be terminated any Pre-Existing Relevant Third Party Agreements without the prior written consent of King, not to be unreasonably withheld, provided that Arrow shall have the right to amend its Pre-Existing Relevant Third Party Agreements without the consent of King if, and only if, such amendment does not in any way alter the rights or obligations of King hereunder or under any other agreement entered into between or among Arrow or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***]. Similarly, Arrow shall not exercise or fail to exercise any of Arrow's material rights or obligations under any Pre-Existing Relevant Third Party Agreements to the extent such exercise or failure to exercise would alter the rights or obligations of King under this Agreement, or any other agreement entered into between or among Arrow or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***], without the prior written consent of King, not to be unreasonably withheld. At the reasonable request of King, Arrow shall exercise such rights and make such requests with respect to [***] as are permitted under the Pre-Existing Relevant Third Party Agreements. Arrow will use commercially reasonable efforts to comply with all obligations and duties under the Pre-Existing Relevant Third Party Agreements including any provisions necessary to maintain in effect any rights granted to King or King Affiliates hereunder and, if applicable, the exclusive nature of such rights, including the preservation of King's rights hereunder in the event that Arrow shall breach or default on its obligations under the Pre-Existing Relevant Third Party Agreements. If Arrow should at any time breach or default on the Pre-Existing Relevant Third Party Agreements or become unable to timely perform its obligations thereunder, or receive notice that it may be, is or is deemed to be in breach or default of the Pre-Existing Relevant Third Party Agreements or has otherwise given rise to a right on the part of the Relevant Third Party to terminate Arrow's license in whole or in part, Arrow shall immediately notify King, and King shall be permitted to

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cure such breach or default, in accordance with the terms and conditions of the
Pre-Existing Relevant Third Party Agreements or otherwise resolve such breach or default directly with the Relevant Third Party; provided that such cure or resolution shall not diminish the rights of Arrow under the Pre-Existing Relevant Third Party Agreements. Arrow agrees to use commercially reasonable efforts to amend any Pre-Existing Relevant Third Party Agreements to provide that if such Pre-Existing Relevant Third Party Agreements should terminate or expire for any reason other than termination as a consequence of King's breach or default of its obligations under this Agreement or any other agreement entered into between or among Arrow or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***], then King's rights thereunder shall continue in full force and effect provided that King promptly agrees in writing to be bound by the applicable terms and conditions of the Pre-Existing Relevant Third Party Agreements.

          (d) King and its Affiliates will not amend or vary their pre-existing agreements with Aventis and/or its Affiliates or Wyeth and/or its Affiliates, or enter into new agreements with Aventis and/or its Affiliates or Wyeth and/or its Affiliates, in a manner that would cause Arrow and its Affiliates' rights or performance hereunder, or under the Product Supply Agreement, or any other agreement entered into between or among Arrow or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***], to be impaired or restricted by such amendment, variation, or new agreement.

     2.7 Ownership Of Inventions and Intellectual Property Rights Arising Hereunder. In the event that Inventions are conceived and/or reduced to practice hereunder or under any other agreement entered into between or among Arrow or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***], then the Party (or Affiliate thereof) making such Invention shall promptly provide written notice of same to the other Party in sufficient detail to permit evaluation of same by the receiving Party. Neither Party nor any Affiliate of either shall disclose any such invention to any Third Party without the prior written consent of the other Party. Arrow and King agree that they shall jointly own all right, title and interest in and to any Technology and Ramipril Know-How in any and all such inventions.

     2.8 Assignment to Arrow. In order to effectuate the rights and licenses granted to King and King's Affiliates hereunder, Arrow and Robin Hood shall cause each Affiliate of Arrow to, and each hereby does, either (a) transfer, assign, and convey to Arrow, its successors and assigns, forever, all right, title, and interest in and to, or (b) grant to Arrow an exclusive license of all rights under, in each case, all Ramipril Know-How developed by each such Affiliate, jointly or solely, during the Term of this Agreement, and any other agreement entered into between or among Arrow or its Affiliates, on the one hand, and King or its Affiliates, on the other hand.

     2.9 Third Party Know-How Misappropriation. If either Party or any Affiliate thereof becomes aware of actual or threatened misappropriation by a Third Party of any Ramipril Know-How anywhere in the Territory, that Party or Affiliate shall promptly notify the other Party in writing. King shall have the first right, but not the obligation, to bring, at its own expense, an action against any such Third Party ("Action"), and to use Arrow and its Affiliate's name(s) as required in connection therewith and Arrow and its Affiliates hereby consents to jurisdiction and venue if King names Arrow or any Affiliate thereof as a party thereto. King shall have full control over the conduct of any Action, including settlement thereof. Arrow shall have the right

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to provide comments to King with respect to any such Action, which King shall consider in good faith. King shall provide notice to Arrow prior to entering into any consent to entry of judgment or any settlement of any Action. If King does not commence a particular Action within [***] of receipt of the notice of misappropriation, then Arrow, after notifying King in writing, shall be entitled to bring such Action at its own expense. Arrow shall have full control over the conduct of such Action. King shall have the right to provide comments to Arrow with respect to any such Action, which Arrow shall consider in good faith. Arrow may not settle any Action without prior written notice to King. In any event, King and Arrow and their Affiliates shall assist one another and cooperate in any such Action at the other's request without expense to the requesting Party, and the Party who is not in control of the Action, and its Affiliates, shall have the right to retain separate counsel, at its own expense. The Parties shall each be entitled to recover their respective, actual out-of-pocket litigation expenses, or equitable proportions thereof, associated with any litigation or settlement thereof from any recovery made by either Party. King shall thereafter be entitled to recover its lost profits with respect to misappropriated sales of [***], provided that King shall be obligated to pay to Arrow the Arrow Percentage with respect to such recovery for such sales as if King had made such sales itself. The remainder, if any, shall be shared by the parties, with Arrow receiving an amount equal to the Arrow Percentage of such remainder and King receiving the balance of such remainder.

3.   REGULATORY MATTERS

     3.1 Scope of Arrow Obligations. Arrow and its Affiliates will use commercially reasonable efforts to obtain Regulatory Approval of the Ramipril Application and the Amended Ramipril Application in the Territory, including the performance, outside the Territory, of all preclinical, clinical and other scientific studies necessary to obtain Regulatory Approval of the Ramipril Application and the Amended Ramipril Application. King will use reasonable efforts to assist and cooperate with Arrow and its Affiliates to obtain such Regulatory Approval in the Territory.

     3.2 Expenses. King shall be responsible for [***] expenses associated with filing and obtaining Regulatory Approval in the Territory of the Ramipril Application and the Amended Ramipril Application, including all expenses relating to preclinical, clinical and other scientific studies performed by Arrow to obtain Regulatory Approval for [***] in the Territory.

     3.3 Other Ramipril Products. Arrow and King agree that neither Party nor any of its Affiliates shall engage, directly or indirectly, in Development relating to [***], including any existing and future developed [***] formulations, with any Third Party without the other of King or Arrow, except to the extent set forth in King's pre-existing agreements with Aventis. Arrow further agrees that neither it nor any Affiliate will engage in Development of any formulation that is used in a [***] with respect to a product to be labeled for the treatment or prevention of diabetes. Arrow further agrees that neither it nor any if its Affiliates shall engage in Development with respect to any combination product that contains Ramipril as an active ingredient for use in [***], including without limitation for products labeled for the treatment or prevention of diabetes [***] without first offering such formulations to King on commercially reasonably terms and negotiating in good faith with King, at King's election, for such rights to [***]. Notwithstanding anything to the contrary in this Agreement, or any other agreement

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entered into between or among Arrow or its Affiliates, on the one hand, and
King or its Affiliates, on the other hand, relating to [***], King and its Affiliates shall have the unrestricted right to Develop and file for Regulatory Approval of any [***] that is a [***], provided that King and its Affiliates agree not to launch a [***] that is a [***] unless (a) on or before the date on which the first [***] that is not a [***] receives Regulatory Approval, Arrow and its Affiliates have not secured all Relevant Third Party Licenses and King does not otherwise have Assurance with respect to such [***] that is not a [***] or (b) at any time during the term of this Agreement, or any other agreement entered into between or among Arrow or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, King or Arrow or any Affiliate of either is permanently enjoined from using, Marketing, offering for sale, selling, importing, distributing or making any [***] that is not a [***] in the Territory or (c) the Parties otherwise agree, taking into consideration all financial and legal factors relevant to using, Marketing, offering for sale, selling, importing, distributing or making any [***] that is not a [***] in the Territory.

4.   TRANSFER OF KING MATERIALS

     4.1 Transfer of King Materials. As soon as practicable after the Effective Date, King agrees to deliver or have delivered to Arrow a sample of each of the King Materials in an amount sufficient, as mutually agreed upon by the Parties, for Arrow or its Affiliates to perform the Permitted Uses (as defined below in Section 4.7). If, during the conduct of the Permitted Uses, additional amounts of any of the King Materials are necessary, as determined by the Parties, in order to continue or complete the Permitted Uses, King shall provide same to Arrow, at King's sole expense and to the extent available. Arrow and its Affiliates shall treat the King Materials as Confidential Information, in accordance with Article 8 hereof.

     4.2 Grant of Rights to Arrow. King hereby grants to Arrow and its Affiliates during the Term a non-exclusive, nontransferable, non-sublicensable, fully paid-up, royalty free, personal right to use the King Materials solely to conduct Permitted Uses in accordance with the terms and conditions of this Agreement.

     4.3 Use of King Materials. The Permitted Uses may be engaged in only by Arrow, its Affiliates, and their respective employees and consultants, provided that any such employee or consultant first agrees in writing to be bound by the provisions of this Agreement as they apply to Arrow or its Affiliates, or is already bound by a written agreement executed by both such employee and Arrow or its Affiliates that requires such employee or consultant (a) to treat King's Confidential Information as confidential according to provisions at least as stringent as those set forth herein and (b) to assign all right, title and interest in and to any Patents, Technology, and other intellectual property rights that may be developed hereunder by such employee or consultant to Arrow or its Affiliates. Arrow and its Affiliates agree to use the King Materials solely to engage in Permitted Uses. Arrow further agrees that the King Materials will not be made available, transferred, or provided to anyone outside of Arrow and its Affiliates without King's express prior written approval, such consent not to be unreasonably withheld.

     4.4 Compliance with Applicable Laws. King will not knowingly supply Arrow or its Affiliates with King Materials pursuant to this Agreement that are not manufactured in compliance with all Applicable Laws and cGMP.

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     4.5 Return of Unused King Materials. Upon the earlier of (a) completion of the Permitted Uses or (b) termination or expiration of this Agreement, Arrow and its Affiliates shall, at King's option, return to King or destroy all unused King Materials in Arrow's or its Affiliates' possession, including, in the event reasonably necessary to preserve King's rights or observe King's obligations with respect to any Third Party, any documents, materials, models, exhibits, and samples that incorporate same, provided that Arrow and its Affiliates may retain one copy of all such documents, materials, models, exhibits and samples for record-keeping purposes only.

     4.6 Use In Accordance With Applicable Laws. Arrow and its Affiliates agree to engage in the Permitted Uses in accordance with Applicable Law, including without limitation any applicable provisions of the Federal Food, Drug and Cosmetic Act, as amended, and the regulations issued under such Act.

     4.7 Permitted Uses. Arrow and its Affiliates hereby agree to perform the following activities using the King Materials, and to do so in accordance with the terms and conditions of this Agreement (the "Permitted Uses"), and not to use the King Materials for any other purpose whatsoever.

          (a) As set forth in Section 3.1, Arrow and its Affiliates will use commercially reasonable efforts to obtain Regulatory Approval of the Amended Ramipril Application in the Territory, including the performance, outside the Territory, of all preclinical, clinical and other scientific studies necessary to obtain Regulatory Approval of same, and may use the King Materials as necessary in connection therewith.

          (b) King hereby grants to Arrow and its Affiliates the right to reference King's New Drug Application Number [***] in the Ramipril Application and Amended Ramipril Application. Within [***] following the Effective Date hereof, King shall file with the FDA a letter granting Arrow the foregoing right of reference, substantially in the form attached as Schedule A.

          (c) As soon as reasonably practicable after receiving the King Materials from King, Arrow or its Affiliates shall re-formulate the [***] using the King Materials as the active ingredient and manufacture a stability batch and conduct necessary testing, in a manner and in a quantity appropriate to generate data adequate to file an Amended Ramipril Application with the FDA for purposes of obtaining Regulatory Approval of same.

     4.8 Trademark License. King hereby grants to Arrow and its Affiliates a non-exclusive, royalty-free right and license to use the trademark Altace(R) (the "Mark") in the form set forth on Schedule B, solely for purposes of providing the FDA with sample labeling and a proposed product insert for the [***] as part of the Amended Ramipril Application, and to the extent necessary to enable Arrow, its Affiliates, or Third Parties qualified by Arrow or any of its Affiliates in accordance with Section 4.1 of the Product Supply Agreement, to manufacture [***] for King and King's Affiliates pursuant to the terms and conditions of the Product Supply Agreement. Arrow and its Affiliates will submit any materials containing the Mark to King for King's review and approval. Arrow and its Affiliates will comply with King's quality control standards, review procedures and requirements regarding use of the Mark. Neither Arrow nor any Affiliate thereof will take any action to register or otherwise interfere with

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King's interest in the Mark, nor will Arrow or any Affiliate thereof adopt or otherwise use any trademark, tradename, service mark, logo or symbol that is confusingly similar to or likely to be confused with the Mark. Any goodwill generated through the use by Arrow or its Affiliates of the Mark will inure to the benefit of King. The foregoing license right shall not include the right to use the Mark for purposes of selling [***], except to the extent necessary to enable Arrow or its Affiliates to manufacture [***] for King and King's Affiliates pursuant to the terms and conditions of the Product Supply Agreement, or for any other purposes whatsoever not specifically enumerated in this Agreement. Arrow and its Affiliates acknowledge King's sole ownership of the Mark and all goodwill associated therewith. Nothing in this Agreement or that might otherwise be implied by law shall operate to grant Arrow or any Affiliate thereof any right, title, or interest in or to the Mark. Arrow and its Affiliates hereby assign to King any and all rights it may acquire by operation of law or otherwise in the Mark, including, without limitation, any goodwill associated therewith.

     4.9 Ownership Rights. Except as otherwise expressly provided in this Agreement, King and/or Aventis, as applicable, shall retain all right, title, and interest in and to the King Materials, including but not limited to all right, title, and interest in Patents, Technology, and other intellectual property rights covering the King Materials. Except as set forth in Sections 4.2 and 4.7, no right or interest in or to any Technology, Patents or other intellectual property rights of King is granted or implied hereunder.

5.   PAYMENTS

     5.1 Payment. As consideration for the rights granted herein, King shall pay Arrow as set forth below:

          (a) If the Parties receive Regulatory Approval of the Ramipril Application or the Amended Ramipril Application in the Territory by [***].

AMOUNT IN USD MILLIONS                 DUE DATE
----------------------   -----------------------------------
$25                      Date of execution of this Agreement
$50                      [***]
$25                      See Section 5.3 hereof

          (b) If the Parties do not receive Regulatory Approval of the Ramipril Application or the Amended Ramipril Application in the Territory by [***].

AMOUNT IN USD MILLIONS                 DUE DATE
----------------------   -----------------------------------
$25                      Date of execution of this Agreement
$25                      [***]
$25                      [***]
$25                      See Section 5.3 hereof

     5.2 Wyeth Participation. Within [***] after the Effective Date hereof, King shall notify Wyeth in writing of the existence of this Agreement solely to determine whether Wyeth will Participate with respect to the [***]. Within [***] after the Effective Date, King

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agrees to use commercially reasonable efforts to determine whether Wyeth will
Participate with respect to the [***] and to notify Arrow in writing thereof. If Wyeth elects to Participate, King shall immediately notify Arrow in writing thereof and, within [***] of Wyeth's election to Participate, King shall pay Arrow an amount equal to the sum of all payments due prior to the date of Wyeth's election to Participate under Section 5.1. Following the date of Wyeth's election to Participate, King's payments to Arrow shall be equal to [***] the remaining payments set forth under Section 5.1. Notwithstanding the foregoing, the payments to Arrow described in this Section 5.2 are intended to be paid by Wyeth to King, and then by King to Arrow, and King's obligation to make the payments to Arrow described in this Section 5.2 as a result of Wyeth's Participation is subject to Wyeth making such payments, in full, to King. To the extent Wyeth does not make the payments, in full, to King, then either (a) King shall cause Wyeth to cure such failure to make such payments within [***], in which case Wyeth's election to Participate shall continue in full force and effect or (a) effective upon the expiration of such [***] period, Wyeth shall no longer be entitled to any commercial benefit hereunder from sales of [***] in the Territory despite its election to Participate, and, notwithstanding Wyeth's election to Participate, shall be deemed not to have so elected through its default in payments to King. For illustrative purposes, [***], King shall pay Arrow a total of USD $100 million if Wyeth does not Participate and [***].

     5.3 Relevant Third Party Adjustment. Notwithstanding anything to the contrary in Sections 5.1 or 5.2 hereof, the Parties acknowledge and agree that the obligation to make the last milestone payment, whether [***] ("Last Milestone"), shall be subject to the following conditions. In the event, by June 1, 2007 (a) [***] or (ii) [***], or (b) [***], then the Last Milestone shall be payable on [***]. If any one of the conditions of subsections (a)(i) or (ii) or
(b) of this Section 5.3 is first met between [***], then the Last Milestone shall be payable within [***] of such condition being met. If none of such conditions are met by [***], then Arrow shall not be entitled to receive, and King shall have no obligation to pay, the Last Milestone.

6.   REPRESENTATIONS AND WARRANTIES

     6.1 Arrow's Representations and Warranties. Arrow hereby represents and warrants the following to King as of the Effective Date:

          (a) Arrow (i) is a corporation duly organized, validly existing, and in good standing under the laws of the Republic of Malta, with its principal place of business as indicated in the first paragraph of this Agreement; (ii) is duly qualified as a corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification; (iii) has the requisite corporate power and authority and the legal right to conduct its business as now conducted and hereafter contemplated to be conducted; (iv) has all necessary licenses, permits, consents, or approvals from or by, and has made all necessary notices to, all government authorities having jurisdiction, to the extent required for such ownership and operation; and (v) is in compliance with its certificate of incorporation and bylaws.

          (b) The execution, delivery and performance of this Agreement by Arrow, or its Affiliates and all instruments and documents to be delivered by Arrow or its Affiliates hereunder: (i) are within the corporate power of Arrow or its Affiliates, respectively; (ii) have

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                                       10
been duly authorized by all necessary or proper corporate action; (iii) are not in contravention of any provision of the certificate of incorporation or bylaws of Arrow or its Affiliates, respectively; (iv) will not violate any law or regulation or any order or decree of any court or government authority; (v) will not violate the terms of any indenture, mortgage, deed of trust, lease, agreement, or other instrument to which Arrow or its Affiliates, respectively, is a party or by which Arrow or its Affiliates, respectively, or any of the property of either is bound, which violation would have a material adverse effect on the financial condition of Arrow or its Affiliates, respectively, or on the ability of Arrow or its Affiliates, respectively, to perform its obligations hereunder; and (vi) do not require any filing or registration with or the consent or approval of, any government authorities or any other person, which has not been made or obtained previously.

          (c) This Agreement has been duly executed and delivered by Arrow constitutes a legal, valid and binding obligation of Arrow, enforceable against Arrow in accordance with its terms, except as such enforceability may be limited by applicable insolvency and other laws affecting creditors' rights generally or by the availability of equitable remedies.

          (d) To the knowledge of Arrow and its Affiliates, having made a reasonable inquiry, there are no judicial, arbitral, regulatory or administrative proceedings or investigations, claims, actions or suits related to the Ramipril Application, Ramipril Know-How, or [***] pending against Arrow, its Affiliates or any licensees of any of the same anywhere in the world, in any court or by or before any government authority including, but not limited to, product liability or compliance with cGMP or state or federal food and drug laws.

          (e) Arrow and its Affiliates are in compliance with all Applicable Law in the Territory relating to the Ramipril Application, Ramipril Know-How and [***], and neither Arrow nor any of its Affiliates has received any communication from any Regulatory Authority indicating otherwise.

          (f) Arrow owns all right, title and interest in and to the Ramipril Application free and clear of all Encumbrances, and no person or entity other than Arrow, including without limitation any current or former employee or consultant of Arrow or its Affiliates, has any proprietary, commercial or other interest in any of the Ramipril Application in the Territory. There are no existing agreements, options, commitments, or rights with, of or to any person or entity to acquire or obtain any rights to any of the Ramipril Application entered into by Arrow or its Affiliates in the Territory. Arrow has the unrestricted right to license to King all rights in the Ramipril Application in the Territory granted herein, on the terms and conditions set forth herein, free and clear of any rights or claims of any person or entity and, except as disclosed to King with respect to Relevant Third Parties, without payment of any royalty, licensee fee or other amount to any person or entity.

          (g) To the knowledge of Arrow, the information contained in the Ramipril Application, and any and all studies performed in connection therewith, are in compliance with all Applicable Laws relating to the preparation and filing of applications for Regulatory Approval to the FDA. All pre-clinical and clinical work, studies, and trials conducted, supervised, or monitored by Arrow with respect to the Ramipril Application have been

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                                       11
conducted and performed in substantial compliance with Applicable Laws, including Good Laboratory Practice, Good Clinical Practice, and cGMP requirements and ICH Guidelines.

          (h) To the knowledge of Arrow, the Ramipril Application includes all of the sections, and is in the format, required by 21 C.F.R. Section 314.50.

     6.2 Robin Hood's Representations and Warranties. Robin Hood hereby represents and warrants the following to King as of the Effective Date:

          (a) Robin Hood (i) is a corporation duly organized, validly existing, and in good standing under the laws of Malta, with its principal place of business as indicated in the first paragraph of this Agreement; (ii) is duly qualified as a corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification; (iii) has the requisite corporate power and authority and the legal right to conduct its business as now conducted and hereafter contemplated to be conducted; (iv) has all necessary licenses, permits, consents, or approvals from or by, and has made all necessary notices to, all government authorities having jurisdiction, to the extent required for such ownership and operation; and (v) is in compliance with its certificate of incorporation and bylaws.

          (b) The execution, delivery and performance of this Agreement by Robin Hood and all instruments and documents to be delivered by Robin Hood hereunder:
(i) are within the corporate power of Robin Hood, respectively; (ii) have been duly authorized by all necessary or proper corporate action; (iii) are not in contravention of any provision of the certificate of incorporation or bylaws of Robin Hood; (iv) will not violate any law or regulation or any order or decree of any court or government authority; (v) will not violate the terms of any indenture, mortgage, deed of trust, lease, agreement, or other instrument to which Robin Hood is a party or by which Robin Hood or any of the property of Robin Hood is bound, which violation would have a material adverse effect on the financial condition of Robin Hood to perform its obligations hereunder; and (vi) do not require any filing or registration with or the consent or approval of, any government authorities or any other person, which has not been made or obtained previously.

          (c) This Agreement has been duly executed and delivered by Robin Hood and constitutes a legal, valid and binding obligation of Robin Hood, enforceable against Robin Hood in accordance with its terms, except as such enforceability may be limited by applicable insolvency and other laws affecting creditors' rights generally or by the availability of equitable remedies.

          (d) To the knowledge of Robin Hood, having made a reasonable inquiry, there are no judicial, arbitral, regulatory or administrative proceedings or investigations, claims, actions or suits related to the Ramipril Application, Ramipril Know-How, or [***] pending against Robin Hood anywhere in the world, in any court or by or before any government authority, including but not limited to, product liability or compliance with cGMP or state or federal food and drug laws.

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                                       12

          (e) To the knowledge of Robin Hood, the information contained in the Ramipril Application, and any and all studies performed in connection therewith, are in compliance with all Applicable Laws relating to the preparation and filing of applications for Regulatory Approval to the FDA.

          (f) To the knowledge of Robin Hood, the Ramipril Application includes all of the sections, and is in the format, required by 21 C.F.R. Section 314.50.

     6.3 King's Representations and Warranties. King hereby represents and warrants the following to Arrow as of the Effective Date:

          (a) King (i) is a corporation duly organized, validly existing, and in good standing under the laws of the State of Tennessee, with its principal place of business as indicated in the first paragraph of this Agreement; (ii) is duly qualified as a corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, where the failure to be so qualified would have a material adverse effect on the financial condition of King or the ability of King to perform its obligations hereunder; (iii) has the requisite corporate power and authority and the legal right to conduct its business as now conducted and hereafter contemplated to be conducted; (iv) has all necessary licenses, permits, consents, or approvals from or by, and has made all necessary notices to, all government authorities having jurisdiction, to the extent required for such ownership and operation; and (v) is in compliance with its certificate of incorporation and bylaws.

          (b) The execution, delivery and performance of this Agreement by King and all instruments and documents to be delivered by King hereunder: (i) are within the corporate power of King; (ii) have been duly authorized by all necessary or proper corporate action; (iii) are not in contravention of any provision of the certificate of incorporation or bylaws of King; (iv) will not violate any law or regulation or any order or decree of any court or government authority; (v) will not violate the terms of any indenture, mortgage, deed of trust, lease, agreement, or other instrument to which King is a party or by which King or any of its property is bound, which violation would have a material adverse effect on the financial condition of King or on the ability of King to perform its obligations hereunder; and (vi) do not require any filing or registration with or the consent or approval of, any government authority or any other person, which has not been made or obtained previously.

          (c) This Agreement has been duly executed and delivered by King and constitutes a legal, valid and binding obligation of King, enforceable against King in accordance with its terms, except as such enforceability may be limited by applicable insolvency and other laws affecting creditors' rights generally or by the availability of equitable remedies.

          (d) King is in compliance with the Applicable Laws in the Territory relating to the King Materials and neither King nor any of its Affiliates has received any correspondence from any Regulatory Authority in the Territory indicating otherwise.

          (e) Arrow and its Affiliates may exercise their rights and perform their obligations hereunder, in accordance with the terms and conditions of this Agreement or the Product Supply Agreement (and, to the extent applicable to such performance, the terms and

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                                       13
conditions of any other agreements entered into between or among Arrow or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***]), without violating the terms of King's and/or its Affiliates' pre-existing agreements with Aventis and/or its Affiliates or Wyeth and/or its Affiliates and without infringing or misappropriating the intellectual property of Aventis and/or its Affiliates that is licensed to King and/or its Affiliates under its pre-existing agreements with Aventis and/or Affiliates.

          (f) To King's knowledge, the use of the King Materials for the Permitted Uses, in accordance with the terms and conditions of this Agreement any other agreement entered into between or among Arrow or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***], will not infringe or misappropriate the intellectual property rights of any Third Party in the Territory as of the Effective Date, including any pending patent applications, were same to be issued as patents.

          (g) If Wyeth elects not to Participate or does not make any such election, Wyeth shall not be entitled to any commercial benefit hereunder from sales of [***] in the Territory. Except with respect to any additional payments identified in Section 5.2 hereof or Section 2.12 of the Product Supply Agreement as payable to Arrow or Arrow's Affiliates only in the event Wyeth elects to Participate in [***], the pre-existing agreement between Wyeth and King does not provide Wyeth with any right or other legal basis to materially alter the rights or obligations of Arrow and its Affiliates hereunder, including in the event Wyeth does not timely elect to Participate or elects not to Participate but subsequently contends that it has retained such rights of election or Participation.

     6.4 NO IMPLIED WARRANTY. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY OTHER WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE RAMIPRIL APPLICATION, RAMIPRIL KNOW-HOW OR [***]. EACH PARTY EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT. EXCEPT AS SET FORTH IN ARTICLE 7, IN NO EVENT SHALL ARROW, ROBIN HOOD, KING OR THEIR AFFILIATES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

7.   INDEMNIFICATION

     7.1 King Indemnification. King agrees to defend, indemnify and hold harmless Arrow and its Affiliates and their respective directors, employees and agents (the "Arrow Indemnitees") from and against [***] Liabilities resulting from any claims by a Third Party, arising out of or relating to (i) the willful misconduct or negligence of King; (ii) any material misrepresentation or breach of warranty of King contained in this Agreement or in any schedule hereto; (iii) the willful misconduct or negligence of King or Aventis in the manufacture, testing, storage and handling of the King Materials; (iv) Arrow's use of the King Materials in accordance with the terms and conditions set forth herein, including any product liability claims arising therefrom or relating thereto;
(v) any material breach of any covenant or obligation of King contained in this Agreement, except, in each case, to the extent such claims are due to the negligent acts, willful misconduct or omissions of any Arrow Indemnitee or to the extent that Arrow is otherwise obligated to indemnify King under this Agreement.

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                                       14

     7.2 Arrow Indemnification. Arrow and Robin Hood each agree to defend, indemnify and hold harmless King and its Affiliates and their respective directors, employees and agents (the "King Indemnitees") from and against [***] Liabilities resulting from any claim by a Third Party, arising out of or relating to (i) the willful misconduct or negligence of Arrow or Robin Hood; or
(ii) any material misrepresentation or breach of warranty of Arrow or Robin Hood contained in this Agreement or in any schedule hereto; or (iii) the willful misconduct or negligence of Arrow or any Affiliate thereof in the manufacture, testing, storage and handling of [***] made using the King Materials; (iv) any material breach of any covenant or obligation of Arrow or Robin Hood contained in this Agreement; (iv) trade secret misappropriation by Arrow relating to the Ramipril Application or (v) any infringement or misappropriation by either Party or any Affiliate of either Party of any intellectual property rights of any Relevant Third Party with respect to the [***] by virtue of the acts of either Party or Affiliate thereof in accordance with the terms and conditions of this Agreement or any other agreement entered into between or among Arrow or its Affiliates, on the one hand, and King or its Affiliates, on the other hand relating to [***] or by virtue of the acts of Arrow or any Affiliate thereof in contravention of the terms and conditions of such agreements; except, in each case, to the extent such claims are due to the negligent acts, willful misconduct or omissions of any King Indemnitee or to the extent that King is otherwise obligated to indemnify Arrow under this Agreement.

     7.3 Indemnification Procedure. A party (the "indemnitee") that intends to claim indemnification under this Article 7 will notify the indemnifying party (the "indemnitor") within a reasonable time in writing of any action, claim, or liability in respect of which the indemnitee believes it is entitled to claim indemnification; provided that the failure to give timely notice to the indemnitor will not release the indemnitor from any liability to the indemnitee except to the extent the indemnitor is actually prejudiced thereby. The indemnitor will have the right, by notice to the indemnitee, to assume the defense of any such action or claim within the [***] period after the indemnitor's receipt of notice of any action or claim with counsel of the indemnitor's choice and at the sole cost of the indemnitor. If the indemnitor does not so assume the defense of such Third Party claim, the indemnitee may assume such defense with counsel of its choice and [***]. If the indemnitor so assumes such defense, the indemnitee may participate therein through counsel of its choice, [***]. The party not assuming the defense of any such claim will render all reasonable assistance to the party assuming such defense, and [***]. No such claim will be settled other than by the party defending the same, and then only with the consent of the other party, which will not be unreasonably withheld; provided that the indemnitee will have no obligation to consent to any settlement of any such action or claim that imposes on the indemnitee any liability or obligation that cannot be assumed and performed in full by the indemnitor, and the indemnitee will have no right to withhold its consent to any settlement of any such action or claim if the settlement involves only the payment of money by the indemnitor or its insurer.

     7.4 Robin Hood Guarantee. To the extent any of the obligations herein apply to Affiliates of Arrow, Robin Hood agrees (a) to abide by such obligations as an Affiliate of Arrow and (b) to cause each other Affiliate of Arrow to abide by such obligations, including through the exercise of all of Robin Hood's corporate power and authority to cause such Affiliates to perform their obligations hereunder.

8. CONFIDENTIALITY

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     8.1 Confidentiality. All Confidential Information provided by the
Disclosing Party to the Receiving Party in connection with this Agreement is proprietary to the Disclosing Party and shall be maintained in strict confidence by the Receiving Party. Such Confidential Information shall remain the property of the Disclosing Party, and the Receiving Party shall not use the same for or on behalf of any entity other than the Disclosing Party. Both Parties agree to maintain the Ramipril Application, any Amended Ramipril Application and Ramipril Know-How in confidence pursuant to the terms and conditions hereof. At the termination of this Agreement, the Parties shall promptly return to the Disclosing Party any physical embodiments (including copies) of any such Confidential Information or, at the Disclosing Party's sole election, destroy the same under the Disclosing Party's supervision.

     8.2 Disclosure. Nothing in this Agreement shall be construed as preventing or in any way inhibiting either Party from disclosing Confidential Information necessary to comply with applicable laws. In the event a Party shall deem it reasonably necessary to disclose Confidential Information belonging to the other Party pursuant to this Section 8.2, the Disclosing Party shall to the extent possible give reasonable advance notice of such disclosure to the other Party, and shall consider in good faith the other Party's objections to such disclosure, including suggestions to redact Confidential Information, and take reasonable measures to ensure confidential treatment of such information.

     8.3 Period of Obligation. This Article shall survive expiration or termination of this Agreement for a period of [***] from the Effective Date.

     8.4 Equitable Relief. Arrow and King each acknowledges that a breach by it of Article 8 cannot reasonably or adequately be compensated in damages in an action at law and that such a breach may cause the other Party irreparable injury and damage. By reason thereof, each Party agrees that the other Party may be entitled, in addition to any other remedies it may have under this Agreement or otherwise, to preliminary and permanent injunctive and other equitable relief to prevent or curtail any breach of Article 8 by the other Party; provided, however, that no specification in this Agreement of a specific legal or equitable remedy shall be construed as a waiver or prohibition against the pursuing of other legal or equitable remedies in the event of such a breach. Each Party agrees that the existence of any claim, demand, or cause of action of it against the other Party, whether predicated upon this Agreement, or otherwise, shall not constitute a defense to the enforcement by the other Party, or its successors or assigns, of the covenants contained in Article 8.

9. TERM AND TERMINATION

     9.1 Term. This Agreement will expire upon the later of (a) ten (10) years from Regulatory Approval of the last of the [***], including any terms of marketing exclusivity associated with the [***], and (b) expiration of the last to expire of the Ramipril Patents, including any patent term extensions or restorations, unless previously terminated as provided in this Agreement.

     9.2 Termination for Breach. Either Party may terminate this Agreement by giving sixty (60) days' notice to the other Party if the other Party is in material breach of this Agreement and fails to cure that breach within such sixty (60) day period.

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

     9.3 Termination for Bankruptcy. This Agreement may be terminated upon fifteen (15) days prior written notice by either Party at any time during this Agreement if: (a) the other Party shall file in any court, pursuant to any statute of any government in any country, a petition in bankruptcy or insolvency or for reorganization, or for an arrangement or for the appointment of a receiver or trustee of the Party or of its assets, (b) any other Party proposes a written agreement of composition for extension of its debts, (c) the other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty
(60) days after filing thereof, (d) the other Party shall be a Party to any dissolution or liquidation, (e) the other Party shall make a general assignment for the benefit of its creditors; or (f) the other Party is subject to any final order of debarment which can be expected to have a material adverse effect on the Development or commercialization of [***]. A termination pursuant to this
Section 9.3 shall constitute a termination for material breach, and the non-breaching party shall be entitled to seek damages or equitable relief for such material breach. Notwithstanding the occurrence of any of the event specified in subsections (a) through (f) of this Section 9.3, the Parties acknowledge and agree that, to the extent Section 365(n) of the Bankruptcy Code applies to this Agreement, the non-insolvent party may elect to retain and exercise the rights granted to it hereunder with respect to the intellectual property owned or Controlled by the insolvent party.

     9.4 Survival. The terms and conditions of the following provisions shall survive termination or expiration of this Agreement for as long as necessary to permit their full discharge: Sections 4.5 and 4.9 and Articles 6, 7, 8, 9 and 10; and, upon expiration (but not termination) of this Agreement, the licenses granted to King in Article 2 will survive and continue as fully paid-up, royalty-free non-exclusive licenses.

10. MISCELLANEOUS

     10.1 Public Announcements. Neither Party nor any Affiliate thereof shall make any publicity releases, interviews, or other dissemination of information concerning this Agreement or its terms, or either Party's or any Affiliate's performance hereunder, to communication media, financial analysts, or others without the approval of the other Party, which approval shall not unreasonably be withheld. Either Party and any Affiliate thereof may upon notice to the other Party make any disclosure in filings with regulatory agencies as required by law or applicable court order; provided that the other Party and its Affiliates shall have the opportunity to consult in advance on such disclosures and filings.

     10.2 Force Majeure. Neither Party nor any Affiliate thereof shall be liable for any default or delay in such Party's or any Affiliate's performance if such default or delay is caused by an event beyond the reasonable control of such Party or Affiliate, including, but not limited to: act of God; war or insurrection; civil commotion; destruction of essential facilities or materials by earthquake, fire, flood or storm; labor disturbance; epidemic; or other similar event; provided, however, that the Party or Affiliate so affected will give prompt notice of such event, and shall use its commercially reasonable efforts to avoid, remove or alleviate such causes of nonperformance and shall continue performance hereunder with the utmost dispatch whenever such causes are removed.

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

     10.3 Entire Agreement. This Agreement and the documents referred to herein, including without limitation all Schedules and Appendices hereto (which are hereby incorporated by reference), constitute the entire agreement between the Parties and the Affiliates of each pertaining to the subject matter hereof, and this Agreement supersedes, on its Effective Date, any other agreements, understandings, promises and representation, whether written or oral, between the Parties and such Affiliates relating to the same subject matter save for where otherwise expressed in this Agreement. No agent of either Party or any Affiliate of either is authorized to make any representation, promise, or warranty not contained in this Agreement.

     10.4 Amendment and Waiver. This Agreement may only be amended by the Parties in writing, making specific reference to this Agreement, provided that the same is signed by all Parties. No course of dealing between the Parties any their Affiliates or failure by either Party or any Affiliates thereof to exercise any right or remedy hereunder shall constitute an amendment to this Agreement or a waiver of any other right or remedy or the later exercise of any right or remedy.

     10.5 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to any choice of law provisions. Each Party and each Affiliate of each Party hereby submits itself for the sole purpose of this Agreement and any controversy arising hereunder to the jurisdiction of the courts located in the Southern District of New York and any courts of appeal therefrom, and waives any objection on the grounds of lack of jurisdiction (forum non conveniens or otherwise) to the exercise of such jurisdiction over it by any such courts.

     10.6 Dispute Resolution. Any controversy, claim, or dispute arising out of or relating to this Agreement (collectively "Dispute") shall be attempted to be settled by the Parties and their Affiliates, in good faith. In the event that there is no resolution of such Dispute, it shall further be submitted to appropriate senior management representatives of each Party in a good faith effort to effect a mutually acceptable resolution thereof. Only if such efforts are not successful shall such Dispute be resolved by binding arbitration. Such arbitration shall take place in New York, New York and it shall proceed in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Within [***] from the filing of the demand or submission, or longer if the Parties mutually agree, Arrow and King shall each select one arbitrator; the two arbitrators so appointed shall select and appoint a third neutral arbitrator. Judgment upon the award rendered by arbitration shall be binding and may be entered in any court having jurisdiction thereof. Costs of arbitration are to be divided by the Parties in the following manner: Arrow shall pay for the arbitrator it chooses, King shall pay for the arbitrator it chooses, Arrow and King shall equally share the cost of a neutral arbitrator, and each shall otherwise bear its own costs

     10.7 Assignment. No Party nor any Affiliate thereof may assign any right or obligation hereunder without the written consent of the other Parties, such consent not to be unreasonably withheld, provided that each Party may assign this Agreement and the rights, obligations, and interests of such Party, in whole or in part, only to any of its Affiliates (for so long as they remain Affiliates) or to any Third Party that succeeds to all or substantially all of a Party's business or assets relating to this Agreement, the Product Supply Agreement and any other agreement entered into between or among Arrow or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***], whether by sale, merger, operation of law, or otherwise,

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                                       18
or to one or more financial institutions providing financing to such Party, pursuant to the terms of the relevant security agreement, and, upon the occurrence of any such succession, shall make such assignment; provided that such assignee or transferee shall also promptly agree in writing to be bound by the terms and conditions of this Agreement. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns. Any attempted assignment in violation of this provision shall be void and of no effect.

     10.8 Nature of Agreement. In operating under the Agreement, each Party shall act independently and this Agreement shall not be construed as creating any partnership, joint venture or incorporated business entity. No Party shall have any authority to incur any liability or obligation whatsoever on behalf of any other Party.

     10.9 Notice. Any notice, demand, waiver, consent, approval or other communication which is required or permitted to be given to any Party under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be effective on receipt, as evidenced in writing, when given by registered airmail or certified mail, postage prepaid, or overnight courier, and addressed, unless otherwise specified in writing, to the addresses of the Parties described below, and effective upon sending if sent by facsimile confirmed by a written transmission report:

               IF ARROW:

               57 St. Christopher Street
               Valletta VLT08,
               Malta
               Fax: 356 21 240550
               Attention: Tony Tabatznik and Howard Simson

               COPY TO:

               Weil, Gotshal & Manges LLP
               767 Fifth Avenue
               New York, NY 10153
               Attention: Fiona Schaeffer, Esq.

               IF ROBIN HOOD:

               57 St. Christopher Street
               Valletta VLT08,
               Malta

               Fax: 356 2165 3046
               Attention: Frances Mifsud

               copy to:

               Weil, Gotshal & Manges LLP
               767 Fifth Avenue


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                                       19

               New York, NY 10153
               Attention: Fiona Schaeffer, Esq.

               IF KING OR KING R&D:

               501 Fifth Street
               Bristol, TN 37620

               Fax: 423 990 2566
               Attention: General Counsel

               COPY TO:

               Jones Day
               222 East 41st Street
               New York, NY 10017
               Attention: F. Dominic Cerrito, Esq.

     10.10 Separability.

          (a) In the event any portion of this Agreement shall be held illegal, void or ineffective, the remaining portions hereof shall remain in full force and effect.

          (b) If any of the terms or provisions of this Agreement are in conflict with any applicable statute or rule of law, then such terms or provisions shall be deemed inoperative to the extent that they may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law, and the remaining portions hereof shall remain in full force and effect.

          (c) In the event that the terms and conditions of this Agreement are materially altered as a result of Sections 10.10(a) or 10.10(b), the Parties will renegotiate the terms and conditions of this Agreement to resolve any inequities.

     10.11 Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original and all of which shall constitute together the same instrument.

     10.12 Recording. Either Party shall have the right, at any time, to record, register, or otherwise notify this Agreement in appropriate governmental or regulatory offices anywhere within the Territory, and the other Parties shall provide reasonable assistance to the recording, registering or notifying Party in effecting such recording, registering or notifying and provided that the other Parties shall have the opportunity to consult in advance on such disclosures and filings.

              ** REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK **


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                                       20

          IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed on the date first written above by their respective duly authorized officers, on the date first written above.

                                        ARROW INTERNATIONAL LIMITED


                                        By:                          (signature)
                                            -------------------------
                                        Name:
                                              -----------------------
                                        Title:
                                               ----------------------


                                        ROBIN HOOD HOLDINGS LIMITED


                                        By:                          (signature)
                                            -------------------------
                                        Name:
                                              -----------------------
                                        Title:
                                               ----------------------


                                        KING PHARMACEUTICALS RESEARCH AND
                                        DEVELOPMENT, INC.


                                        By:                          (signature)
                                            -------------------------
                                        Name:
                                              -----------------------
                                        Title:
                                               ----------------------


                                        KING PHARMACEUTICALS, INC.


                                        By:                          (signature)
                                            -------------------------
                                        Name:
                                              -----------------------
                                        Title:
                                               ----------------------

                        CONFIDENTIAL TREATMENT REQUESTED


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  SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

                                   APPENDIX A

                                   DEFINITIONS

     1.1 "ACT" shall mean the United States Federal Food, Drug and Cosmetic Act, as amended.

     1.2 "AFFILIATE" shall mean any corporation, firm, partnership or other entity that directly or indirectly controls or is controlled by or is under common control with a Party to an agreement. For purposes of this definition, "control" means ownership, directly or through one or more Affiliates, of (a) fifty percent (50%) or more of the shares or voting rights in case of a corporation or limited company, (b) fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, (c) fifty percent (50%) or more of the equity or controlling interests in the case of any other type of legal entity (including, without limitation, joint ventures) or status as a general partner in any partnership, or (d) any other arrangement whereby a Party controls or has the right to control the Board of Directors or equivalent governing body of an entity.

     1.3 "AMENDED RAMIPRIL APPLICATION" shall mean an amended Ramipril Application seeking Regulatory Approval of a [***] made using the King Materials as API, and all amendments and supplements thereto.

     1.4 "API" shall mean active pharmaceutical ingredient.

     1.5 "APPLICABLE LAW" shall mean applicable U.S. and foreign laws, rules, regulations, guidelines and standards, including but not limited to those of the FDA and comparable foreign governmental and Regulatory Authorities, including without limitation the Act.

     1.6 "ARROW" shall mean Arrow International Limited, a corporation organized under the laws of the Republic of Malta with its principal place of business at 57 St. Christopher Street, Valletta VLT 08, Malta.

     1.7 "ARROW MALTA" shall mean Arrow Pharm Malta Limited, a corporation organized under the laws of Malta with its principal place of business at 57 St. Christopher Street, Valletta VLT 08, Malta.

     1.8 "ARROW PERCENTAGE" shall mean, at a particular time, a percentage equal to the percentage of Net Sales (as that term is defined in the Product Supply Agreement) that Arrow's Affiliate is entitled to receive under the Product Supply Agreement at such time.

     1.9 "ASSURANCE" shall mean a determination, in the exercise of King's business judgment, provided King will act reasonably and in good faith, and taking into account any risks associated with unauthorized use of intellectual property rights, that no Relevant Third Party possesses the ability to materially impede King's right or ability legally to use, Market, offer for sale, sell, import and distribute [***] in the Territory, except for any such Relevant

    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

Third Party who King determines, in its sole reasonable business judgment, has no intention to exercise such ability.

     1.10 "AVENTIS" shall mean Sanofi Aventis or any of its Affiliates.

     1.11 "BANKRUPTCY CODE" shall mean the U.S. Bankruptcy Code, 11 U.S.C. Sections 101 et seq.

     1.12 "CGMP" shall mean the minimum standards for methods to be used in, and the facilities or controls to be used for, the manufacture, processing, packing, or holding of a drug to assure that such drug meets the requirements of the Act as to safety, and has the identity and strength and meets the quality and purity characteristics that it purports or is represented to possess. cGMP, or current Good Manufacturing Practices, are established through FDA regulations (including but not limited to 21 CFR Parts 210-211), FDA guidance and FDA current review and inspection standards and current industry standards.

     1.13 "CONFIDENTIAL INFORMATION" shall mean the existence and contents of this Agreement and any information, in whatever form, disclosed by a Party or its Affiliates (the "Disclosing Party"), to the other Party or its Affiliates (the "Receiving Party"), in connection with the performance or implementation of this Agreement including, but not limited to, Ramipril Application, Amended Ramipril Application, Ramipril Know-How, [***], the Ramipril drug master file, Technology, Patents, including without limitation any pending patent applications, patent office correspondence, FDA applications and submissions, FDA correspondence, technical or clinical data, trade secrets, and know-how, including, but not limited to research, product plans, products, services, suppliers, customer lists and customers, prices and costs, markets, software, developments, ideas, techniques, business methods, photographs, sound-recordings, algorithms, inventions, laboratory notebooks, processes, formulas, technology, specifications, test results, designs, drawings, engineering, hardware configuration information, marketing, licenses, finances, budgets and other actual or anticipated business, research or development information which is disclosed by the Disclosing Party to the Receiving Party whether or not specifically designated as confidential. Confidential Information shall not include:

          (a) information which at the time of disclosure is publicly known;

          (b) information which, after the time of disclosure, becomes part of the public domain, except by breach of an agreement between the Disclosing Party or any Affiliate thereof and the Receiving Party or any Affiliate thereof;

          (c) information which is or was in the possession of the Receiving Party or any Affiliate thereof at the time of disclosure by the Disclosing Party and was not acquired directly or indirectly from the Disclosing Party or any Affiliate thereof or from any other party under an agreement of confidentiality to the Disclosing Party or any Affiliate thereof; and

          (d) information which the Receiving Party can show through written documentation is or was developed by the Receiving Party or its Affiliates independently of receipt hereunder.

    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

     1.14 "CONTROL" OR "CONTROLLED" shall mean, with respect to patents, know-how or other intellectual property rights of any kind, the possession by a Party of the ability to grant a license or sublicense of such rights as provided herein without the payment of additional consideration and without violating the terms of any agreement or arrangement between such Party and any Third Party.

     1.15 "DEVELOPMENT" or "DEVELOP" shall mean, with respect to [***], the conduct of research, preclinical, clinical and other development activities, including but not limited to such activities undertaken prior to Regulatory Approval of such products in order to obtain Regulatory Approval of such products in accordance with this Agreement and any other agreement entered into between or among Arrow or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***]. These activities may include clinical drug development and stability testing, statistical analysis and report writing, clinical trial design and performance prior to obtaining Regulatory Approvals, and regulatory affairs related to the foregoing.

     1.16 "ENCUMBRANCE" shall mean any mortgage, pledge, assessment, security interest, deed of trust, lease, lien, levy, license, restriction on transferability, defect in title, charge or other encumbrance on any kind or any conditional sale or title retention agreement or other agreement to give any of the foregoing in the future.

     1.17 "FDA" shall mean the United States Food and Drug Administration or any successor organization and all agencies under their direct control.

     1.18 "INVENTION(S)" shall mean any inventions, discoveries, improvements, trade secrets, know-how, and proprietary methods and materials that are conceived, made, or developed in connection with the performance by the Parties or any Affiliates of either under this Agreement, or any other agreement entered into between or among Arrow or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***], including without limitation performance of the Permitted Uses, or otherwise in connection with the [***] or with generating or obtaining Regulatory Approval of the [***], in each case (a) whether or not patentable and (b) whether developed or conceived by employees of, or consultants to, either Party or any Affiliate of either, alone or jointly with each other or with permitted Third Parties. The term "Inventions" will include the following: (i) any modification of, improvement to, or derivative work of the [***] or then-existing patent rights or technology, (ii) any information, materials, records, or reports developed in connection with, or related to, the items in clause (i), and (iii) any trade secrets, know-how, or intellectual property rights with respect to the items in clauses (i) and (ii).

     1.19 "KING" shall mean King Pharmaceuticals, Inc., a corporation organized under the laws of Tennessee with its principal place of business at 501 Fifth Avenue, Bristol, Tennessee 37620 USA.

     1.20 "KING MATERIALS" shall mean those certain active ingredients and/or other proprietary materials owned and/or Controlled by King or King R&D and/or Aventis and listed in Schedule C to this Agreement, which may be updated from time to time only by mutual written agreement of the Parties.

    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

     1.21 "KING R&D" shall mean King Pharmaceuticals Research and Development, Inc., a corporation organized under the laws of Delaware with its principal place of business at 4000 CentreGreen Way, Suite 300, Cary, North Carolina.

     1.22 "[***]" shall mean [***] that is owned or Controlled by King or any Affiliate thereof at any time during the term of this Agreement or any other agreement entered into between or among Arrow or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***].

     1.23 "LIABILITIES" shall mean claims, liabilities, damages, costs or expenses (including any liability arising out of the injury or death of any person or damage to any property and including reasonable attorney's fees).

     1.24 "MARKET" shall mean promote, advertise, detail, sample and otherwise market.

     1.25 "PARTICIPATE(S)" shall mean that Wyeth has elected, under its pre-existing agreement with King, to co-promote [***] in the Territory.

     1.26 "PATENT(S)" shall mean and collectively include United States and foreign patent applications, including any provisional applications, and any patents issued from such patent applications, reissues, re-examinations, extensions, substitutions, divisionals, continuations and continuations-in-part thereof.

     1.27 "PRE-EXISTING RELEVANT THIRD PARTY AGREEMENTS" shall have the meaning set forth in Section 2.6(b) of this Agreement.

     1.28 "PRODUCT SUPPLY AGREEMENT" shall mean that certain Product Supply Agreement entered into among Arrow's Affiliate, Robin Hood, Arrow Malta and King on February 12, 2006.

     1.29 "RAMIPRIL" shall mean the compound
(2S,3aS,6aS)-1[(S)-N-[(S)-1-Carboxy-3- phenylpropyl]alanyl]
octahydrocyclopenta[b]pyrrole-2-carboxylic acid, 1-ethyl ester.

     1.30 "RAMIPRIL APPLICATION" shall mean Application Number [***], prepared, owned and filed by Arrow and its Affiliates with the FDA, and all amendments and supplements thereto.

     1.31 "RAMIPRIL KNOW-HOW" shall mean all Technology relating to the manufacture, finishing, formulation, or packaging of [***] that is owned or Controlled by Arrow or any Affiliate thereof at any time during the Term of this Agreement and any other agreement entered into between or among Arrow or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***] including, without limitation, methods of production or use of, and structural and functional information pertaining to or disclosed in, Ramipril, the Ramipril Application and the Amended Ramipril Application.

     1.32 "RAMIPRIL PATENTS" shall mean any and all of the following owned or Controlled by Arrow or any of its Affiliates at any time during the Term of this Agreement or any other

    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

agreements entered into between or among Arrow or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***], whether protected, created or arising under the Laws of the United States or the Laws of any other jurisdiction: patents, patent applications (along with all patents issuing thereon), statutory invention registrations, in each case as specified in the other agreements entered into between or among Arrow or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***], as such agreements may be amended by the parties thereto from time to time by mutual agreement to reflect newly issued patents that claim [***] or uses or indications of or methods of making Ramipril or products with Ramipril as the sole active ingredient, and any and all continuations, continuations-in-part, and divisions of the foregoing, along with any and all reissues, reexaminations, and extensions of the foregoing, and all rights therein provided by international treaties or conventions owned or Controlled by Arrow or any of its Affiliates. Ramipril Patents shall include, without limitation, any and all patent applications and issued patents generated by or on behalf of Arrow or any Affiliate thereof, jointly or solely, in connection with performance under this Agreement and any other agreement entered into between or among Arrow or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***], including without limitation performance of the Permitted Uses, or otherwise in connection with the [***] or with generating or obtaining Regulatory Approval of the [***].

     1.33 "[***]" shall mean [***], including, but not limited to, all articles claimed in the Ramipril Patents and the [***], but expressly excluding any combinations of Ramipril together with any other active ingredient(s) or any Ramipril formulation indicated for the treatment or prevention of diabetes.

     1.34 "REGULATORY APPROVAL" shall mean final approval by the FDA or other applicable Regulatory Authority to market a product in the Territory.

     1.35 "REGULATORY AUTHORITY" shall mean the FDA or any counterpart of the FDA outside the United States, or other national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity with authority over the distribution, importation, exportation, manufacture, production, use, storage, transport or clinical testing, pricing and/or sale of a product, including without limitation any device incorporating the [***].

     1.36 "RELEVANT THIRD PARTY" shall have the meaning set forth in Section 2.6(a) of this Agreement.

     1.37 "RELEVANT THIRD PARTY LICENSE" shall have the meaning set forth in
Section 2.6(a) of this Agreement.

     1.38 "ROBIN HOOD" shall mean Robin Hood Holdings Limited, a corporation organized under the laws of Malta with its principal place of business at 57 St. Christopher Street, Valletta VLT 08, Malta.

    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

     1.39 "TECHNOLOGY" shall mean non-patented, proprietary know-how, trade secrets, inventions, discoveries, improvements, methods, materials and information, including, without limitation, basic research data, clinical and pre-clinical data, designs, formulas, materials, compounds, formulations, pre-formulation experiments, and process information.

     1.40 "TECH TRANSFER" shall mean cooperation between the Arrow and its Affiliates, on the one hand, and King and its Affiliates, on the other hand, in effecting an orderly transition of manufacturing matters with respect to [***], including transferring copies of reasonably necessary information and files, disclosing all reasonably necessary Ramipril Know-How and granting all necessary rights of reference with respect to the FDA to King. To the extent Applicable Law requires King or any of its Affiliates to control original documents, such original documents will be provided to King or its Affiliates as part of the Tech Transfer.

     1.41 "TERRITORY" shall mean the United States.

     1.42 "THIRD PARTY" shall mean any person other than a Party or an Affiliate of a Party.

     1.43 "WYETH" shall mean Wyeth, acting through its Wyeth Pharmaceuticals Division (formerly American Home Products Corporation, acting through its Wyeth-Ayerst Laboratories Division) or any of its Affiliates.

    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

                                   SCHEDULE A

                       RIGHT OF REFERENCE LETTER FROM KING

                                February 15, 2006

Norman Stockbridge, M.D., Ph.D., Acting Director
Food and Drug Administration
Center for Drug Evaluation and Research
Division of Cardiovascular and Renal Drug Products, Room 4160
5901-B Ammendale Road
Beltsville, MD 20705-1266

RE: ALTACE(R) (RAMIPRIL) CAPSULES
    AUTHORIZATION TO REFERENCE NDA 19-901

Dear Dr. Stockbridge :

King Pharmaceuticals, Inc. hereby authorizes

     Cobalt Pharmaceuticals, Inc.
     6500 Kitimat Road
     Mississauga, Ontario
     Canada,
     L5N 2B8

to reference its NDA [***] for Altace(R) (ramipril) Capsules in so far as it supports the approval of Selamine's NDA for [***]. This authorization also provides FDA access to the underlying raw data that provide the basis for the reports of the investigations submitted within NDA [***].

Sincerely,
KING PHARMACEUTICALS, INC.

Thomas K. Rogers, III
EVP and Corporate Head, Regulatory Affairs

CC: Ms. Tirtho Uppal, Cobalt Pharmaceuticals, Inc.




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      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION
      REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

                                   SCHEDULE B

                                  LICENSED MARK

ALTACE(R)




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      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION
      REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

                                   SCHEDULE C

                                 KING MATERIALS

[***]





    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.